Consolidated Balance Sheets [Parenthetical] - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Allowance For Doubtful Accounts, Sales Returns and Discounts (in thousand dollars)	$ 1,548	$ 1,595
Common stock, par value (in dollars per share)	$ 0.3	$ 0.3
Common stock, shares authorized	1,000,000,000	1,000,000,000
Common stock, shares issued	356,699,482	356,699,482
Common stock, shares outstanding	343,815,424	342,425,144
Treasury stock, shares	12,884,058	14,274,338